EXHIBIT 10.1

FRANKLIN FINANCIAL SERVICES CORPORATION

INCENTIVE STOCK OPTION PLAN OF 2013

FRANKLIN FINANCIAL SERVICES CORPORATION

INCENTIVE STOCK OPTION PLAN OF 2013

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ARTICLE 1. PURPOSE OF THE PLAN; TYPE OF OPTIONS

1.1          Purpose. The Franklin Financial Services Corporation Incentive Stock Option Plan of 2013 is intended to provide selected Officers of Franklin Financial Services Corporation and its Subsidiaries with an opportunity to acquire Common Stock of the Corporation. The Plan is designed to help the Corporation attract, retain and motivate selected Officers to make substantial contributions to the success of the Corporation’s business and the businesses of its Subsidiaries, to further align the interests of such Officers with those of the Corporation’s shareholders, to facilitate an ownership culture among such Officers, and to promote the alignment of pay with performance.

1.2          Authorized Plan Options. Only Incentive Stock Options may be awarded under the Plan. The Company makes no warranty that Options granted under this Plan will in fact qualify as Incentive Stock Options or that any such qualification will not be lost in the future, whether by acts or omissions by the Corporation, the Committee or by any other cause.

ARTICLE 2. DEFINITIONS

2.1          “Agreement”. A written instrument evidencing the grant of an Option. An Optionee may be issued one or more Agreements from time to time, reflecting one or more Options.

2.2          “Board”. The Board of Directors of the Corporation.

2.3          “Change in Control or Ownership”. A "Change of Control or Ownership" shall be deemed to have occurred if:

(a)          any one person, or more than one person acting as a group (as determined in 26 CFR 1.409A-3(i)(5)(v)(B)), acquires ownership of Common Stock that, taken together with stock held by such person or group, constitutes more than 50% of the total voting power or total fair market value of Common Stock then outstanding;

(b)          (i) any one person, or more than one person acting as a group (as determined under 26 CFR 1.409A-3(i)(5)(v)(B)), acquires (or has acquired during the twelve-month period ending on the most recent acquisition by such person or group) ownership of Common Stock possessing 30% or more of the total voting power of Common Stock or (ii) a majority of the Corporation’s Board of Directors is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board of Directors prior to the date of election; or

(c)          any one person, or more than one person acting as a group (as determined under 26 CFR 1.409A-3(i)(5)(v)(B)) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or group) assets from the Corporation that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Corporation immediately prior to such acquisition or acquisitions.

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The existence of any of the foregoing events shall be determined based on objective standards and in complete accordance with the requirements of Code Section 409A and 26 CFR 1.409A-3(i)(5) so that any accelerated distribution resulting from a Change in Control or Ownership does not result in a violation of Code Section 409A.

2.4           “Code”. The Internal Revenue Code of 1986, as amended.

2.5           “Committee”. The committee which the Board appoints to administer the Plan.

2.6           “Common Stock”. The common stock of the Corporation ($1.00 par value) as described in the Corporation's Articles of Incorporation, or such other stock as shall be substituted therefor.

2.7           “Corporation”. Franklin Financial Services Corporation, a Pennsylvania corporation.

2.8           “Employee”. A common law employee of the Corporation or a Subsidiary.

2.9           “Exchange Act”. The Securities Exchange Act of 1934, as amended.

2.10         “Incentive Stock Option”. A Stock Option intended to satisfy the requirements of Code Section 422(b).

2.11         “Officer”. An Employee designated as such by the Committee in accordance with the Corporation’s personnel policies in effect from time to time.

2.12         “Optionee”. An Officer to whom an Option has been granted pursuant to the provisions of the Plan.

2.13         “Participant”. An Optionee holding one or more Options that remain outstanding.

2.14         “Plan”. The Franklin Financial Services Corporation Incentive Stock Option Plan of 2013, as set forth in this document and as the same may be amended from time to time.

2.15         “Securities Act”. The Securities Act of 1933, as amended.

2.16         “Stock Option” or “Option”. A grant of a right to purchase Common Stock pursuant to the provisions of the Plan.

2.17         “Subsidiary”. A subsidiary corporation, as defined in Code Section 424(f), that is a subsidiary of a relevant corporation.

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ARTICLE 3. ADMINISTRATION

3.1          The Committee. The Plan shall be administered by a committee of the Board composed of two or more members of the Board, all of whom are “non-employee directors” as such term is defined under the rules and regulations adopted from time to time by the Securities and Exchange Commission pursuant to Section 16(b) of the Exchange Act and “outside directors” as defined under Section 162(m) of the Code and related regulations adopted from time to time by the Department of the Treasury. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

3.2          Powers of the Committee.

(a)          The Committee shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan, to waive requirements relating to formalities or other matters that do not modify the substance of rights of Participants or constitute a material amendment of the Plan, to correct any defect or supply any omission of the Plan or any Agreement, and to reconcile any inconsistencies in the Plan or any Agreement. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any person claiming under or through a Participant.

(b)          Subject to the terms, provisions and conditions of the Plan, the Committee shall have exclusive jurisdiction to:

(i)          determine and select the Officers to be granted Options (it being understood that more than one Option may be granted to the same person);

(ii)         determine the number of shares subject to each Option;

(iii)        determine the date or dates when the Options will be granted;

(iv)        determine the exercise price of shares subject to Options in accordance with Article 6;

(v)         determine the date or dates when an Option will vest and may thereafter be exercised within the term of the Option specified pursuant to Article 7;

(vi)        accelerate the vesting of any Option and reduce or waive any restrictions on the vesting or exercise of any Options;

(vii)       prescribe the form of the Agreement evidencing any Options granted under the Plan, which shall contain such terms and conditions as the Committee shall approve that are not inconsistent with the Plan. The Committee shall have the authority to waive any condition of an outstanding Option or amend an outstanding Option, provided that an amendment of an outstanding Option may not be made without the consent of the Participant if such amendment would have an adverse effect on the rights of the Participant; and

(viii)      deal with any other matter arising under the Plan.

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3.3          Liability. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to this Plan or any Options granted under this Plan.

3.4          Costs. All costs incurred in connection with the administration and operation of the Plan shall be paid by the Corporation. Except for the express obligations of the Corporation under the Plan and any Option Agreement, the Corporation shall have no liability with respect to any Option or to any Optionee or any transferee of shares of Common Stock from any Optionee including, but not limited to, any tax liability, capital losses, or other costs or losses incurred by any Optionee or transferee.

ARTICLE 4. COMMON STOCK SUBJECT TO THE PLAN

4.1          Common Stock Authorized. The aggregate number of shares of Common Stock for which Options may be awarded under the Plan shall not exceed 200,000 plus, as of the date of shareholder approval of the Plan but excluding shares reserved with respect to outstanding awards thereunder, the number of remaining shares of Common Stock under the Corporation’s Incentive Stock Option Plan of 2002. The limitation established by the preceding sentence shall be subject to adjustment as provided in Article 9.

4.2          Shares Available. The Common Stock to be issued under the Plan shall be the Corporation's Common Stock which shall be made available at the discretion of the Board, either from authorized but unissued Common Stock or from Common Stock acquired by the Corporation, including shares purchased in the open market. In the event that any outstanding Option under the Plan for any reason expires, terminates or is forfeited, the shares of Common Stock allocable to such expiration, termination or forfeiture may thereafter again be made subject to an Option under the Plan.

ARTICLE 5. ELIGIBILITY

5.1          Participation. Options shall be granted by the Committee only to persons who are Officers on the grant date. The Committee shall select the Officers who are to receive Options in such manner as the Committee determines.

5.2          Certain Option Limitations. Notwithstanding any other provision of the Plan to the contrary, an individual who owns more than ten percent of the total combined voting power of all classes of outstanding stock of the Corporation shall not be eligible for the grant of an Option unless the special requirements set forth in Sections 6.2 and 7.1 are satisfied. For purposes of this section, in determining stock ownership, an individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. “Outstanding stock” shall include all stock actually issued and outstanding immediately before the grant of the Option. “Outstanding stock” shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

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ARTICLE 6. OPTIONS IN GENERAL

6.1         Agreements. All Options shall be subject to the terms and conditions set forth in this Plan and to those other terms and conditions consistent with the Plan as the Committee deems appropriate. Each Agreement shall be evidenced by an Agreement. Except as set forth in the Plan, the terms and conditions to which an Option may be subject need not be uniform among Optionees.

6.2         Exercise Price. The exercise price of an Option to purchase a share of Common Stock shall be not less than 100% of the fair market value of a share of Common Stock on the date the Option is granted, except that the exercise price shall be not less than 110% of such fair market value in the case of an Option granted to any individual described in Section 5.2. The exercise price shall be subject to adjustment as provided in Article 9.

6.3         Limitation on Options. The aggregate fair market value (determined as of the date an Option is granted) of the Common Stock with respect to which Options are exercisable for the first time by any individual in any calendar year (under the Plan and all other plans maintained by the Corporation and Subsidiaries) shall not exceed $100,000.

6.4         Determination of Fair Market Value. For purposes of the Plan, the fair market value of the Common Stock shall be determined as follows:

(a)          Exchange Traded. In the event that the Common Stock is listed on an established stock exchange, the fair market value per share shall be the closing sale price of the Common Stock on such exchange on the applicable date or, if no sale of Common Stock occurred on that day, on the next preceding day on which a sale occurred.

(b)          NASDAQ Listed. In the event that the Common Stock is not listed on an established stock exchange, but is then quoted on the NASDAQ National Market®, the fair market value per share shall be the closing sale price of the Common Stock on the NASDAQ National Market® on the applicable date or, if no sale of Common Stock occurred on that day, on the next preceding day on which a sale occurred.

(c)          OTC Traded. In the event that the Common Stock is not listed on an established stock exchange and is not quoted on the NASDAQ National Market®, the fair market value per share shall be the average of the average of the closing bid and asked quotations of the Common Stock for the five trading days immediately preceding the applicable date as reported by two brokerage firms to be selected by the Committee which are then making a market in the Common Stock, except that if no closing bid or asked quotation is available on one or more of such trading days, fair market value shall be determined by reference to the five trading days immediately preceding the applicable date on which closing bid and asked quotations are available.

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(d)          Other. In the event that the Common Stock is not listed on an established stock exchange, is not quoted on the NASDAQ National Market® and no closing bid and asked quotations are available, or that the fair market value per share cannot otherwise be determined as contemplated above, then fair market value per share shall be determined in good faith by the Committee.

6.5         Transferability of Options. An Option granted hereunder shall not be transferable other than by will or the laws of descent and distribution, and such Option shall be exercisable, during the Optionee’s lifetime, only by him or her.

6.6         No Repricing; No Automatic Option Grants (Reloads). Without prior approval of the shareholders, the Corporation may not:

(a)          Cancel a previously granted Option in exchange for cash or a replacement Option with a lower (or no) exercise price;

(b)          Provide for any automatic grant of a new Option upon an Optionee’s exercise of any Option granted under the Plan; or

(c)          Amend an Option to lower the exercise price, except for adjustments required or otherwise made under Section 9.1, or take any other action that could constitute a repricing.

ARTICLE 7. TERM, VESTING AND EXERCISE OF OPTIONS

7.1         Term and Vesting. Each Option granted under the Plan shall terminate on the date determined by the Committee and specified in the relevant Agreement; provided, however, that (i) each Option (other than an Option described in Clause (ii)) shall terminate not later than ten years after the date of grant, (ii) each Option granted to an individual described in Section 5.2 shall terminate not later than five years after the date of the grant. Each Option granted under the Plan shall be exercisable (i.e., become vested) in whole or in part in accordance with terms and conditions determined by the Committee and specified in the relevant Agreement and only after the date on which the Optionee has completed such period of continuous employment (not less than six months) with the Corporation or a Subsidiary immediately following the date of the grant of the Option as may be specified in an Agreement; provided, however, unless otherwise provided by the Committee in the Agreement, all outstanding Options shall become immediately exercisable upon the earliest to occur, if at such time the Optionee is an employee of the Corporation or a Subsidiary, of a Change in Control or Ownership, the Optionee’s death or disability (within the meaning of Code Section 22(e)(3)).

7.2         Exercise.

(a)          Subject to the provisions of Article 8, an Option may be exercised only during the continuance of the Optionee's employment.

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(b)          A person electing to exercise an Option shall give written notice to the Corporation of such election and of the number of shares he or she has elected to purchase, in such form as the Committee shall have prescribed or approved, and shall at the time of exercise tender the full exercise price of the shares he or she has elected to purchase and, subject to Section 10.5, the amount of withholding tax due, if any. The exercise price shall be paid in full, in cash, upon the exercise of the Option; provided, however, that in lieu of cash, if permitted in the relevant Agreement, an Optionee may exercise an Option by tendering to the Corporation shares of Common Stock owned by him or her and having a fair market value equal to the cash exercise price applicable to the Option (with the fair market value of such stock to be determined in the manner provided in Section 6.3) or by delivering such combination of cash and such shares as equals the amount of such exercise price. Notwithstanding the foregoing, Common Stock acquired pursuant to the exercise of an Incentive Stock Option may not be tendered as payment unless the holding period requirements of Code Section 422(a)(1) have been satisfied, and Common Stock not acquired pursuant to the exercise of an Incentive Stock Option may not be tendered as payment unless it has been held, beneficially and of record, for at least six months (or, as may from time to time be determined by the Committee, such longer time as may be required by applicable securities law or accounting principles to avoid adverse consequences to the Corporation or an Optionee).

(c)          A person holding more than one Option at any relevant time may, in accordance with the provisions of the Plan, elect to exercise such Options in any order.

ARTICLE 8.

EXERCISE OF OPTIONS FOLLOWING TERMINATION OF EMPLOYMENT

8.1         Death or Disability. In the event of termination of an Optionee’s employment due to death or disability, all Options held by such Optionee shall vest and become immediately exercisable. Such Options shall be exercisable by the Optionee for a period of one (1) year following termination of employment due to disability. Such Options shall be exercisable by the Optionee’s legal representative or beneficiaries, as applicable, for a period of two (2) years following the date of death provided that the Optionee’s death occurred while the Optionee was employed or within three (3) months of termination of employment. In no event, however, may an Option be exercised beyond the term of the Option set forth in the Agreement.

8.2         Termination For Cause. In the event of an Optionee’s termination of employment “for cause,” his or her Option shall lapse on the date of such termination. Termination “for cause” shall mean the Optionee was terminated after:

(a)          any government regulatory agency recommends or orders in writing that the Corporation or a Subsidiary terminate the employment of the Optionee or relieve him or her of his or her duties;

(b)          the Optionee is convicted of or enters a plea of guilty or nolo contendere to a felony, a crime of falsehood, or a crime involving fraud or moral turpitude, or the actual incarceration of the Optionee for a period of 45 consecutive days;

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(c)          the Optionee willfully fails to follow the lawful instructions of the Board after receipt of written notice of such instructions, other than a failure resulting from the Optionee's incapacity because of physical or mental illness;

(d)          a finding is made by the Board that such termination is otherwise in the best interest of the Corporation.

8.3         Other Termination. In the event of an Optionee’s termination of employment for any reason other than described elsewhere in this article, his or her Option shall lapse at the earlier of (i) the expiration of the term of the Option, or (ii) three months after such termination.

ARTICLE 9. ADJUSTMENT PROVISIONS

9.1         Share Adjustments.

(a)          In the event that the shares of Common Stock of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation, or if the number of such shares of Common Stock shall be changed through the payment of a stock dividend, stock split or reverse stock split, then (i) the shares of Common Stock authorized hereunder to be made the subject of Options, (ii) the shares of Common Stock then subject to outstanding Options and the exercise price thereof, and (iii) the nature and terms of the shares of stock or securities subject to Options hereunder shall be increased, decreased or otherwise changed to such extent and in such manner as may be necessary or appropriate to reflect any of the foregoing events.

(b)          If there shall be any other change in the number or kind of the outstanding shares of the Common Stock of the Corporation, or of any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, and if a majority of the members of the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

(c)          The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

9.2         Corporate Changes. Any agreement to which the Corporation or any Subsidiary is a party which provides for any merger, consolidation, share exchange, or similar transaction of the Corporation with or into another corporation or other association whereby the Corporation is not the surviving or parent corporation shall provide, without limitation, for the assumption of any outstanding Options by the surviving corporation or association or its parent and all outstanding Options shall be subject to such agreement. In any case where Options are assumed by another corporation, appropriate equitable adjustments as to the number and kind of shares or other securities and the purchase or exercise price(s) shall be made. A liquidation or dissolution of the Corporation, shall cause each outstanding Option, if not exercised, to terminate.

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9.3         Fractional Shares. Fractional shares resulting from any adjustment in Options pursuant to this article shall be rounded down to the nearest number of whole shares.

9.4         Limitation on Adjustments. Notwithstanding the foregoing provisions of this Article 9, no adjustment shall be authorized or made to the extent that such authority or adjustment would cause any Option to fail to comply with Section 422 of the Code.

ARTICLE 10. RECOVERY AND REIMBURSEMENT

10.1      Recovery and Reimbursement. Each Option granted pursuant to the Plan shall be subject to the following conditions:

(a)          in the event the Corporation is required to prepare an accounting restatement due to the material noncompliance of the Corporation with any financial reporting requirement under the securities laws, the Corporation shall recover from the Optionee and the Optionee shall forfeit and return to the Corporation any Option granted to the Optionee pursuant to the Plan or reimburse to the Corporation any gain realized by the Optionee with respect to the exercise of any such Option during the three (3) year period preceding the date on which the Corporation is required to prepare an accounting restatement, to the extent the number of Options granted to the Optionee or the amount of gain realized with respect to exercise of such Options, based upon the erroneous data, exceeds the number or Options or the amount of gain that would have been granted to or realized by the Optionee under the accounting restatement.

(b)          in the event the Committee finds, in its discretion and after consideration of the facts presented on behalf of the Corporation and the involved Participant:

(i)          that the Participant has been engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of the Participant’s employment by or service with the Corporation, then the Committee shall require the Corporation to recover and the Participant to forfeit and return to the Corporation all of such Participant’s outstanding Options and all rights to shares of Common Stock with respect to exercised Options for which the Corporation has not yet delivered certificates, all of which Options and rights to shares of Common Stock shall be automatically canceled; or

(ii)         that the Participant has disclosed trade secrets of the Corporation or failed to perform the individual’s stated duties, and that such actions have damaged the Corporation in any significant manner, then the Committee may require the Corporation to recover and the Participant to forfeit and return to the Corporation all of such Participant’s outstanding Options and all rights to shares of Common Stock with respect to exercised Options for which the Corporation has not yet delivered certificates, all of which Options and rights to shares of Common Stock shall be automatically canceled.

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The decision of the Committee as to the cause of the Participant’s discharge from employment with the Corporation shall be final for purposes of the Plan, but shall not affect the finality of the Participant’s discharge by the Corporation for any other purposes. This Section 10.1(b) shall not apply to the extent such application would result in disqualification as an incentive stock option under Sections 421 and 422 of the Code of any Option granted pursuant to the Plan.

ARTICLE 11. GENERAL PROVISIONS

11.1        Effective Date. The Plan shall become effective upon its adoption by the Board (January 24, 2013), provided that any grant of an Option is subject to the approval of the Plan by the shareholders of the Corporation within 12 months of adoption by the Board.

11.2        Termination of the Plan. Unless previously terminated by the Board, the Plan shall terminate on, and no Option shall be granted after, the day immediately preceding the tenth anniversary of its adoption by the Board.

11.3        Limitation on Termination, Amendment or Modification.

(a)          The Board may at any time terminate, amend, modify or suspend the Plan, provided that, without the approval of the shareholders of the Corporation, no amendment or modification shall be made solely by the Board which:

(i)          increases the maximum number of shares of Common Stock as to which Options may be granted under the Plan;

(ii)         changes the class of eligible Optionees; or

(iii)        otherwise requires the approval of shareholders under applicable state or federal law, or by exchange-related rules.

(b)          No amendment, modification, suspension or termination of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Participant or any person validly claiming under or through the Participant.

11.4        No Right to Grant of Option or Continued Employment. Nothing contained in this Plan or otherwise shall be construed to (a) require the grant of an Option to an individual who qualifies as an Officer, or (b) confer upon a Participant any right to continue in the employ of the Corporation or any Subsidiary or limit in any respect the right of the Corporation or of any Subsidiary to terminate the Participant's employment at any time and for any reason.

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11.5       Withholding of Taxes.

(a)          A Participant shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through the exercise of an Option, within two (2) years after the grant of such Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Participant such amounts as may be necessary to satisfy any withholding requirements of federal (including payroll taxes) or state law or regulation and, further, to collect from the Participant any additional amounts which may be required for such purpose. The Committee may, in its sole discretion, require shares of Common Stock acquired by a Participant upon exercise of an Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section.

(b)          The Committee is authorized to adopt rules, regulations or procedures related to tax withholding, including provision for the satisfaction of a tax withholding obligation, by the retention of shares of Common Stock to which a Participant would otherwise be entitled or by a Participant’s delivery of previously owned shares of Common Stock or other property.

11.6       Listing and Registration of Shares.

(a)          No Option granted pursuant to the Plan shall be exercisable in whole or in part, and no share certificate shall be delivered, if at any relevant time a majority of the Board shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock subject to an Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, such Option, until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

(b)          If a registration statement under the Securities Act with respect to the shares issuable under the Plan is not in effect at any relevant time, as a condition of the issuance of the shares, a Participant (or any person claiming through a Participant) shall give the Committee a written statement, satisfactory in form and substance to the Committee, that he or she is acquiring the shares for his or her own account for investment and not with a view to their distribution. The Corporation may place upon any stock certificate for shares issued under the Plan such legend as the Committee may prescribe to prevent disposition of the shares in violation of the Securities Act or other applicable law.

11.7       Gender; Number. Words of one gender, wherever used herein, shall be construed to include each other gender, as the context requires. Words used herein in the singular form shall include the plural form, as the context requires, and vice versa.

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11.8       Applicable Law. Except to the extent preempted by federal law, this Plan document, and the Agreements issued pursuant hereto, shall be construed, administered and enforced in accordance with the domestic internal law of the Commonwealth of Pennsylvania.

11.9       Headings. The headings of the several articles and sections of this Plan document have been inserted for convenience of reference only and shall not be used in the construction of the same.

11.10     Code Section 409A. This Plan and Options granted hereunder are intended to be exempt from the definition of “nonqualified deferred compensation” within the meaning of Code Section 409A, and this Plan and Option grants made hereunder shall be interpreted accordingly; provided, however, that to the extent this Plan or any Option granted hereunder would be deemed to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A, then this Plan and such Option are intended to comply with Code Section 409A and, in such event, shall be interpreted accordingly.

11.11     Ownership of Common Stock. A Participant shall have no rights as a shareholder with respect to any shares of Common Stock covered by an Option until the shares are issued or transferred to the Participant on the stock records of the Corporation.

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